EXHIBIT 10.8

PROPEX FABRICS INC.

FIRST AMENDMENT

TO CREDIT AGREEMENT

This FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is dated as of February 20, 2006 and entered into by and among Propex Fabrics Inc., a Delaware corporation (“Company “), the financial institutions listed on the signature pages hereof (“Lenders “), BNP Paribas, as administrative agent for Lenders (“Administrative Agent “), and the Credit Support Parties (as defined in Section 4 hereof) and is made with reference to that certain Credit Agreement dated as of January 31, 2006 (the “Credit Agreement “), by and among Company, Lenders and Administrative Agent. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.

RECITALS

WHEREAS, Company and Lenders desire to amend the Credit Agreement as set forth herein.

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

Section 1. AMENDMENTS TO THE CREDIT AGREEMENT

Amendments to Section 1: Definitions

A. The defined term “Collateral” in subsection 1.1 of the Credit Agreement is hereby amended by deleting the reference to “Like-Kind Documents” contained therein and substituting the words “Like-Kind Exchange Documents” in place thereof.

B. The defined term “Collateral Documents” in subsection 1.1 of the Credit Agreement is hereby amended by deleting the reference to “Like-Kind Documents” contained therein and substituting the words “Like-Kind Exchange Documents” in place thereof.

C. The defined term “Revolving Loan Commitment” in subsection 1.1 of the Credit Agreement is hereby amended by deleting the reference to “2.1A(ii)” contained therein and substituting “2.1A(iii)” in place thereof.

D. The defined term “Revolving Loans” in subsection 1.1 of the Credit Agreement is hereby amended by deleting the reference to “2.1A(ii)” contained therein and substituting “2.1A(iii)” in place thereof.

E. The defined terms “US Holdco I” and “US Holdco II” are hereby deleted in their entirety.

F. Subsection 1.2 of the Credit Agreement is hereby amended by deleting the words “in necessary” in the second proviso of the third sentence thereof and substituting the words “is necessary” in place thereof.

1.2 Amendments to Section 2: Amounts and Terms of Commitments and Loans

A. Subsection 2.1A of the Credit Agreement is hereby amended by deleting the reference to “subsections 2.1A(i) and 2.1A(ii)” contained therein and substituting the words “subsections 2.1A(i), 2.1A(ii) and 2.1(iii)” in place thereof.

B. Subsection 2.2A(i)(a) of the Credit Agreement is hereby amended by deleting the reference to “1.50%” contained therein and substituting “1.25%” in place thereof.

C. Subsection 2.2A(i)(b) of the Credit Agreement is hereby amended by deleting the reference to “2.50%” contained therein and substituting “2.25%” in place thereof.

Amendments to Section 4: Conditions to Loans and Letters of Credit

A. Subsection 4.1K(i) of the Credit Agreement is hereby amended by deleting the reference to “Schedule 4.1M” contained therein and substituting the words “Schedule 4.1K” in place thereof.

B. Subsection 4.1K(i) of the Credit Agreement is hereby further amended by deleting the reference to “Like-Kind Assets” contained therein and substituting the words “Like-Kind Exchange Assets” in place thereof.

C. Subsection 4.1K(iii) of the Credit Agreement is hereby amended by deleting the reference to “Schedule 4.1M” contained therein and substituting the words “Schedule 4.1K” in place thereof.

Amendments to Section 6: Company’s Affirmative Covenants

Subsection 6.1(xi) of the Credit Agreement is hereby amended by replacing the date “March 31, 2006” where it appears therein with the date “May 1, 2006”.

Amendments to Section 7: Company’s Negative Covenants

Subsection 7.2(iv) of the Credit Agreement is hereby amended by replacing the reference to “subsection 7.1(vi) “ where it appears therein with “subsection 7.1(vii)”.

B. Subsection 7.3(iii) of the Credit Agreement is hereby amended by replacing the reference to “subsection 7.1(vi)” where it appears therein with “subsection 7.1(vii)”.

Amendments to Section 9: Administrative Agent

Clause (c) of the second proviso of subsection 9.6 of the Credit Agreement is hereby amended by inserting “(other than Liens on all or substantially all of the Collateral)” immediately after the reference to “subsection 7.2” contained therein.

Amendment to Table of Contents

Table of Contents of the Credit Agreement is hereby amended by deleting the reference to “4.1J” contained in the section thereof entitled “Schedules” and substituting the words “4.1K” in place thereof.

Amendment to Schedules

The reference in the heading of Schedule 4.1J Closing Date Mortgaged Properties is hereby amended by deleting the reference to “4.1J” contained therein and substituting “4.1K” in place thereof.

Section 2. CONDITIONS TO EFFECTIVENESS

Section 1 of this Amendment shall become effective only upon the satisfaction of all of the following conditions precedent (the date of satisfaction of such conditions being referred to herein as the “First Amendment Effective Date”):

A. On or before the First Amendment Effective Date, Company shall deliver to Administrative Agent for Lenders executed copies of this Amendment.

B. On or before the First Amendment Effective Date, Requisite Lenders shall deliver to Administrative Agent executed copies of this Amendment.

C. On or before the First Amendment Effective Date, all corporate and other proceedings taken or to be taken in connection with the transactions contemplated hereby and all documents incidental thereto not previously found acceptable by Administrative Agent, acting on behalf of Lenders, and its counsel shall be satisfactory in form and substance to Agent and such counsel, and Agent and such counsel shall have received all such counterpart originals or certified copies of such documents as Administrative Agent may reasonably request.

Section 3. COMPANY’S REPRESENTATIONS AND WARRANTIES

In order to induce Lenders to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, Company represents and warrants to each Lender that the following statements are true, correct and complete:

A. Corporate Power and Authority. Company has all requisite corporate power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement as amended by this Amendment (the “Amended Agreement “).

B. Authorization of Agreements. The execution and delivery of this Amendment and the performance of the Amended Agreement have been duly authorized by all necessary corporate action on the part of Company.

C. No Conflict. The execution and delivery by Company of this Amendment and the performance by Company of the Amended Agreement do not and will not (i) violate any provision of any law or any governmental rule or regulation applicable to Company or any of its Subsidiaries, the certificate or articles of incorporation or bylaws of Company or any of its Subsidiaries or any order, judgment or decree of any court or other agency of government binding on Company or any of its Subsidiaries, (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of Company or any of its Subsidiaries, (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of Company or any of its Subsidiaries (other than Liens created under any of the Loan Documents in favor of Administrative Agent on behalf of Lenders), or (iv) require any approval of stockholders or any approval or consent of any Person under any Contractual Obligation of Company or any of its Subsidiaries.

D. Governmental Consents. The execution and delivery by Company of this Amendment and the performance by Company of the Amended Agreement do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body.

E. Binding Obligation. This Amendment has been duly executed and delivered by Company and this Amendment and the Amended Agreement are the legally valid and binding obligations of Company, enforceable against Company in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability.

F. Incorporation of Representations and Warranties From Credit Agreement. The representations and warranties contained in Section 5 of the Credit Agreement are and will be true, correct and complete in all material respects on and as of the First Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

G. Absence of Default. No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute an Event of Default or a Potential Event of Default.

Section 4. ACKNOWLEDGEMENT AND CONSENT

Each of Company, Propex Fabrics Holdings Inc., a Delaware corporation (“Holdings”) and each Subsidiary Guarantor listed on the signature pages hereof (each individually a “Credit Support Party” and collectively, the “Credit Support Parties”) has read this Amendment and consents to the terms hereof and agrees that all references to the Credit Agreement in all Loan Documents shall be deemed to mean the Credit Agreement as amended by this Amendment, and each Credit Support Party further hereby confirms and agrees that the obligations of such Credit Support Party under, and the Liens granted by such Credit Support Party as collateral security for the indebtedness, obligations and liabilities evidenced by the Credit Agreement and the other Loan Documents pursuant to, each of the Loan Documents to which such Credit Support Party is a party shall not be impaired and each of the Loan Documents to which such Credit Support Party is a party is, and shall continue to be, in full force and effect and are hereby confirmed and ratified in all respects.

Each Subsidiary Guarantor acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, such Credit Support Party is not required by the terms of the Credit Agreement or any other Loan Document to consent to the amendments to the Credit Agreement effected pursuant to this Amendment and (ii) nothing in the Credit Agreement, this Amendment or any other Loan Document shall be deemed to require the consent of such Credit Support Party to any future amendments to the Credit Agreement.

Section 5. MISCELLANEOUS

A. Reference to and Effect on the Credit Agreement and the Other Loan Documents.

(i) On and after the First Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Amended Agreement.

(ii) Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

(iii) The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of Agent or any Lender under, the Credit Agreement or any of the other Loan Documents.

B. Fees and Expenses. Company acknowledges that all costs, fees and expenses as described in subsection 10.2 of the Credit Agreement incurred by Administrative Agent and its counsel with respect to this Amendment and the documents and transactions contemplated hereby shall be for the account of Company.

C. Headings. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

D. Applicable Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

E. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

COMPANY:

PROPEX FABRICS INC.

	By:	/s/ Philip D. Barnes
	Name:	P.D. Barnes
	Title:	Vice President, Chief Financial Officer and Treasurer

HOLDINGS (for purposes of
Section 4 only}:

PROPEX FABRICS INTERNATIONAL HOLDINGS I INC.

	By:	/s/ Philip D. Barnes
	Name:	P.D. Barnes
	Title:	Vice President, Chief Financial Officer and Treasurer
SUBSIDIARY GUARANTORS
(for purposes of Section 4 only):

PROPEX FABRICS INTERNATIONAL HOLDINGS II INC.

	By:	/s/ Philip D. Barnes
	Name:	P.D. Barnes
	Title:	Vice President, Chief Financial Officer and Treasurer

SI CONCRETE SYSTEMS CORPORATION

	By:	/s/ Philip D. Barnes
	Name:	P.D. Barnes
	Title:	Vice President, Chief Financial Officer and Treasurer

SI GEOSOLUTIONS CORPORATIONS

By:	/s/ Philip D. Barnes
Name:	P.D. Barnes
Title:	Vice President, Chief Financial Officer and Treasurer

SI CONCRETE HOLDINGS LLC

By:	/s/ Philip D. Barnes
Name:	P.D. Barnes
Title:	Vice President, Chief Financial Officer and Treasurer

SI CONCRETE HOLDINGS LLC

By:	/s/ Philip D. Barnes
Name:	P.D. Barnes
Title:	Vice President, Chief Financial Officer and Treasurer

SI GEOSOLUTIONS EXCHANGE LLC

By:	/s/ Philip D. Barnes
Name:	P.D. Barnes
Title:	Vice President, Chief Financial Officer and Treasurer

SI CONCRETE EXCHANGE LLC

By:	/s/ Philip D. Barnes
Name:	P.D. Barnes
Title:	Vice President, Chief Financial Officer and Treasurer

BNP PARIBAS, individually and as Administrative Agent

By:	/s/ Sean Davenport
Name:	Sean Davenport
Title:	Director

By:	/s/ Matthew R. Wyatt
Name:	Matthew Wyatt
Title:	Vice President